Canterbury Park Holding Corporation

Randy Sampson, CEO
Randy Dehmer, CFO

CPHC: Nasdaq
June 25, 2020


CANTERBURY PARK
BUD LIGHT
9 8 7 6 5

Cautionary Statement

From time to time, in reports filed with the SEC, in press releases, and in other communications to shareholders or the investing public, we may make forward-looking statements concerning possible or anticipated future financial performance, business activities or plans which are typically preceded by the words "believes, expects, anticipates, intends" or similar expressions. For such forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in federal securities laws. Shareholders and the investing public should understand that such forward-looking statements are subject to risks and uncertainties which could affect our actual results and cause actual results to differ materially from those indicated in the forward-looking statements.

These presentation materials use the terms "EBITDA" and "adjusted EBITDA." Neither EBITDA nor adjusted EBITDA are measures of performance or liquidity calculated in accordance with generally accepted accounting principles in the United States of America ("GAAP"). They should not be considered an alternative to, or more meaningful than, net income as an indicator of our operating performance or cash flows from operating activities as a measure of liquidity. Definitions of EBITDA and adjusted EBITDA can be found on page 31 of this presentation. In addition, a table reconciling these non-GAAP financial measures to GAAP can be found on page 32 of this presentation.


$100
CARD CLUB

Canterbury Park Overview

Located in Shakopee, MN
- 25 miles from downtown Minneapolis
- 1.8 million people within a 30-minute drive
- Surrounding area a popular entertainment destination

Diverse business model
- Card Casino featuring poker and unbanked games
- Live and pari-mutuel horse racing
- Extensive F&B, hospitality and events offerings
- Significant real estate holdings
- Canterbury Park Entertainment
  - Operates land, facilities and assets related to Card Casino, racing and events
- Canterbury Development
  - Oversees ongoing real estate development

Experienced, incentivized executive team
- Executive team has over 150 years of industry experience
- Insiders own 35% of total shares outstanding
- Dedicated, loyal workforce with high retention levels

Solid financial position
- Land value appreciation not reflected on balance sheet
- No long-term debt







ARMY

COVID-19 Impact

COVID-19 Response

Voluntary shut down of operations began on March 16, 2020

Following actions taken to maximize liquidity during shut down:

- All regularly scheduled employees paid two weeks wages
- Beginning April 1, 2020, substantially all employees placed on unpaid furlough
  - Employees not furloughed subject to salary reduction
  - Company paying employer share of health, dental, vision and life insurance benefits for furloughed employees
- Suspended or delayed planned 2020 capital expenditures
- 2020 short-term incentive plan and long-term incentive plan suspended
- Cash dividend suspended


ARMY

Amended Purse and Marketing Agreement

Company and Shakopee Mdewakanton Sioux Community recently entered into amended purse enhancement and marketing agreement for 2020 live racing meet

2020

- $5.62 million Annual Purse Enhancement
  - Subject to 52 days of live racing
- No annual marketing payment

2021

- $7.28 million Annual Purse Enhancement
- $1.62 million Annual Marketing Payment

2022

- $7.28 million Annual Purse Enhancement
- $1.62 million Annual Marketing Payment



ARMY

COVID-19 Health/Safety Plans

Creating Safe Environment

- Implemented health screening standards to prevent symptomatic guests, team members, vendors and horsemen from accessing the property (those who are sick asked to stay home).

Maintaining a Sanitary Facility

- Implemented detailed cleaning standards to ensure all areas of high traffic and contact are disinfected regularly. Until further notice, property will close from 4AM to 10AM for disinfection.

Employing Best Practices at all Touchpoints

- Touch points reduced where possible.
- In areas where touch points cannot be eliminated, sanitizer stations have been installed.

Following Social Distancing Guidelines

- Installed graphics on floors and implemented capacity restrictions to maintain maintain adequate spacing throughout the property. Plexiglas dividers have been added in areas of high traffic, including table games.

Usage of Protective Equipment

- All guests required to wear a mask upon arrival and in public spaces where social distancing can't be maintained.

Providing Education and Training

- Safety of team members and guests remains our top priority.


ARMY

Return to Operations

Live thoroughbred and quarter horse racing began June 10, 2020

- Canterbury Park anticipates 52 days of live racing in 2020
- Governor's Emergency Executive Order allows for limited number of spectators
  - Initial limitation is up to 250 fans
  - Company working to create additional spaces for 250 fans with expectation that as many as 1,500 fans could attend live racing daily in near future
- Simulcast wagering operations resume
- Self-service walk-up kiosk allows patrons to cash out wagers and vouchers
- Limited F&B service available on race days for fans

Card Casino re-opened on June 15, 2020

- Initial operations featuring all table games
- Current Card Casino capacity limitation of 250
- Limited F&B service available
- Resumption of poker games TBD

Additional amenities and business segments – including expanded food service and events – to resume pending approval from state and local officials


ARMY


Core Business Overview
NOTE: Except where noted, the following slides generally reflect the Company's business pre-COVID-19

Diverse Business Model

Card Casino

- 69* total tables operating 24 / 7
- Table games include Blackjack, Mississippi Stud, EZ-Baccarat, Three Card Poker, Face Up Pai Gow Poker, Ultimate Texas Hold'em
- Poker games include Texas Hold'em, Omaha Hi-Lo, Seven Card Stud
- Known for friendly dealers and comfortable environment
- TTM revenue of $34.1 million

Real Estate Development

- 370 acres on-site, including 130 acres available for future development
- TIF funding available through partnership with City of Shakopee
- 50-acre Phase 1 underway
  - Road work completed
  - Upscale apartment facility under construction with initial occupancy commencing June 2020

Racing

- Live racing May to September
- Year-round race simulcasting
- Annual attendance of nearly 500,000
  - Average daily attendance on live racing dates exceeds 6,500 guests
- SMSC Purse Enhancement Agreement drives competitive purses and facility marketing

Hospitality

- Trifecta Café operates 24/7
- Other Card Casino eateries include a full-service bar
- Triple Crown Club offers lounge services and buffet restaurant
- 25 total concession stands available on live racing days
- More than 85,000 square feet of flex space for trade shows, conferences, meetings and galas
- Facility hosts 35-40 events per year






*NOTE: *Agreement with state of Minnesota allows for up to 80 tables*

Investment Highlights

Profitable and growing Card Casino

- Operates 24 hours per day / 7 days per week
- Features wide variety of poker games and unbanked table games including blackjack, baccarat and three card poker
- Multiple opportunities to increase visitation and spend per visit

Actively converting real estate to shareholder value

- 130 acres of land for future development
- Canterbury Commons
  - Can accommodate multiple uses including residential, retail, mixed-use, office and entertainment
  - Phase 1 development underway
- TIF (tax increment financing) Redevelopment District created by Shakopee (host city)

Profitable pari-mutuel horse racing and F&B operations

- Approximately 65 live racing days per year
- Daily simulcast wagering

Attractive financial profile and consistent FCF generation

- TTM revenue of $58.6 million*
- TTM Adjusted EBITDA of $6.5 million*
- Extremely low leverage and available $50.0 million shelf registration
- Book value per share of $10.63 reflects cost basis of land









*NOTE: *TTM for the period ended March 31, 2020*

Overview: Card Casino

Table and poker games
- 43 table games
- 26 poker tables

Card Casino games are "unbanked"
- Revenue represents percentage of wagers received
- Wagers lost accumulated into a player pool liability which is returned to players through giveaways, promotional items or prizes
- $300 per hand bet limit ($100 for poker)

Financial performance (TTM)
- Revenue of $34.1 million

Key growth drivers
- Guest frequency / market penetration
- Expanded marketing reach
- Floor enhancements and updated game mix



CANTERBURY
SHAKOPEE, MN
$100
CARD CLUB
$25
CARD CLUB

Growth Drivers: Card Casino

Increased guest frequency

- Focus on rated players within 30-minute drive (roughly 54% of total rated players)
- Average annual visitation of 10 trips
- Customer ADT of roughly $105
- One additional visit per player worth approximately $900,000 of incremental GGR

Deeper market penetration

- Estimated 4% - 8% of market with 60-minute drive of Canterbury Park plays table games
- Company currently sees 0.7% penetration of total table game population


CANTERBURY
SHAKOPEE, MN
$100
CARD CLUB
$25
CARD CLUB

Growth Drivers: Card Casino

Expand marketing reach

- Digital media (Facebook)
  - New player coupons
  - Allows for efficient casino host prospecting
- Strategic partnerships
  - Caesars Entertainment for Las Vegas trips
  - Local hotels
- Traditional media

Floor and game mix enhancements

- Added games at front entrance to Card Casino
  - Re-allocated space to create intimate and social gaming areas
- Added new game types
  - Blazing 7s Blackjack - side bets are competitive advantage in market
  - Baccarat - drives deeper penetration with Asian customers
- Added initial deployment of Interblock's dealer-assist blackjack product in March 2020


CANTERBURY
SHAKOPEE, MN
$100
CARD CLUB
$25
CARD CLUB

Growth Drivers: Hospitality and Racing

Drive expanded contribution from hospitality offerings

- Strengthened F&B and events management team
- Continuous improvement in F&B
- Expand catering opportunities for events of all sizes
- Launching new event experiences

Build on successful racing operations

- Leverage cooperative marketing agreement with Shakopee Mdewakanton Sioux Community
  - Ten-year agreement commenced June 2012
  - $9 million in total annual Purse Enhancement Payments and Marketing Payments for horse racing operations



Growth Drivers: Real Estate Development



DEVELOPMENT LEGEND
1 Triple Crown Apartments (Doran / Canterbury)
2 Future Triple Crown Apartments (Doran / Canterbury)
3 Proposed Townhome Development
4 Proposed SW Development
5 Senior COOP
6 Proposed Business Park (United Properties)
7 Future Canterbury Barns
CONCEPT LEGEND
A Enhanced Entry Experience
B Existing Paddock
C Existing Pedestrian Tunnel
D Existing Track
E Existing Grandstand
F Existing Expo Center
G Event Lawn
Future Development Area


Canterbury Park:
Existing Site
amazon
milestone
CertainTeed
4th Ave E
SANMAR
ANCHOR GLASS
MANHEIM
Valley
Fair
Barenscheer Blvd
Valley Industrial Blvd S
AmerisourceBergen
EMERSON
POLARIS
Park Pl
Valley Industrial Blvd N
amazon
Datacard
IMAGINE
12th Ave E
CyberPower
RR DONNELLEY
FedEx
SEAGATE
169
Shutterfly
Dean Lakes Blvd
Eagle Creek Blvd
Canterbury Rd S
BAYER
83
LOWE'S

Growth Drivers: Real Estate Development

Significant opportunity to develop attractive mix of lifestyle and entertainment offerings

- Brings financial benefits and drives visitation benefits
- Development contemplates residential real estate, retail, entertainment, hotels, school, theater and restaurants
- Repurposing of old equine barns (brewery / distillery / modern office spaces)

Secured attractive financing for infrastructure development

- TIF recorded as $10 million receivable as of 3/31/20
- Total estimated cost of TIF-eligible improvements of approximately $32 million
  - Funds repaid to Canterbury contingent on future tax revenues generated from developed property
  - CPHC receives portion of tax increment revenue generated from the developed property as a reimbursement
- Shenandoah Road now complete
- Unbridled Avenue scheduled for completion in November 2020

Triple Crown Apartments

- High-end, multifamily apartments being developed by Doran
- Canterbury owns 27.3% equity interest
  - No direct cash investment
  - Contributed 13 acres at an effective value of $228,000 per acre (represents $3.0 million equity investment)



Monetization of Canterbury Real Estate

Multiple paths to monetize the excess real estate surrounding Canterbury Park

Land Sales

- Two parcels, encompassing roughly 30 acres, sold for total consideration of approximately $5.8 million
  - Implied value of raw land is about $192,000 per acre
- Company recently entered into two sales agreements, encompassing a collective 14 total acres, for total consideration of approximately $3.5 million
  - Sales expected to close in late 2020 or early 2021
  - Implied value of raw land is roughly $250,000 per acre
- Company recently amended a sale agreement encompassing 12 acres, for total consideration of approximately $2.5 million
  - Sale expected to close in late 2020
  - Implied value of raw land is roughly $208,000 per acre

Outright Land Sale – Representative Value Scenario	
Available Raw Acreage	130
Raw Land Value per Acre[1]	$192,000
Total Value	$25.0M
Shares Outstanding	4.7M
Land Value per Share	$5.32

NOTE:
1) Raw land value per acre based on land sale from 2015 and 2016

Monetization of Canterbury Real Estate

Multiple paths to monetize the excess real estate surrounding Canterbury Park

Land Transfers to Joint Ventures

- Doran (Triple Crown Apartments)
  - CPHC contributed 13 acres of land at per acre value of $228,000 for Phase 1
  - CPHC recently signed operating agreement for Phase 2
    - Includes contribution of 10 acres to JV for $2.6 million
  - Land represents Canterbury's equity contribution to JV
  - CPHC to record income out of JV cash flow
- Greystone Construction (Southwest Development)
  - CPHC contributed 13 acres of land to JV at per acre value of $261,000
  - CPHC to hold roughly 62% interest in JV
  - Land represents Canterbury's equity contribution to JV
  - CPHC to record income out of JV cash flow

Joint Venture – Doran Representative Example	
Units	600
Average Rent / Unit / Month	$1,500
Average Rent / Unit / Year	$18,000
Average Occupancy	95%
JV - Total Annual Rent Revenue	$10.3M
CPHC Equity Share	27%
CPHC – Total Annual Rent Revenue	$2.8M

Canterbury Commons Phase One Status

Triple Crown Apartments
- Initial leasing underway with strong interest
- Facility opened in June with first occupancy
- Phase 1 construction completion expected 4Q20

Recent developer agreements
- Two real estate sales agreements to add more than 160 additional residential units
  - 14 acres of total land sold for approximately $3.5 million
  - Transactions expected to close in late 2020 or early 2021
  - Pulte to develop 109 for-sale residential townhomes and row homes
  - Lifestyle Communities to develop a 56-unit cooperative community across four buildings with more than 5,000 square feet of amenity space
- Company recently selected Greystone as developer for Southwest Development parcel
  - Uses likely include a corporate office building, among others


Triple Crown Apartments
Townhomes
Senior Housing - Coop
Southwest Development




Triple Crown Apartments





Canterbury Commons Phase Two

Canterbury Park continues to work with master plan developer to program second phase

Objective of second phase is to drive traffic to Canterbury Commons

- Provide visitors and residents with variety of attractions and amenities

Potential land uses may include:

- Retail entertainment
- Luxury hotel
- Additional apartments
- Theater and restaurants
- Repurposing of old barns (brewery / distillery / "cool" office spaces)


GREYSTONE
CONSTRUCTION

Canterbury Commons Land Use Proposal



Barenscheer Blvd
Unbridled Avenue
Shenandoah Dr
Eagle Creek Blvd
12th Ave E
Canterbury Rd
DEVELOPMENT LEGEND
1 Triple Crown Apartments (Doran / Canterbury)
2 Future Triple Crown Apartments (Doran / Canterbury)
3 Proposed Townhome Development
4 Proposed SW Development
5 Senior COOP
6 Proposed Business Park (United Properties)
7 Future Canterbury Barns
CONCEPT LEGEND
A Enhanced Entry Experience
B Existing Paddock
C Existing Pedestrian Tunnel
D Existing Track
E Existing Grandstand
F Existing Expo Center
G Event Lawn
H Pavilion / Stage Feature
I Existing Chapel
J Event Plaza
K Event Plaza Drop Off
L Sculptural Entry Feature
M Repurposed Barn
N Trail System
O Overlook Feature
P Natural Landscape Mounds
Q Stream / Creek Feature
R Park / Open Space
S Pasture / Natural Park Buffer
T Existing MRC / Horsemen Services
U Storm Water Basins
V Parking
W Existing Barns
Existing Canterbury Buildings
Re-purposed Barns
Future Barns
Event Center
Commercial / Retail
Hotel
Light Industrial

Financials

Strong operating momentum pre-COVID

- January and February net revenue increased 20.1% Y/Y
- January and February Adjusted EBITDA grew 290.9% Y/Y

1Q20 revenue impacted by suspension of operations in mid-March

- Card Casino revenues decreased 4.3%
- Pari-mutuel revenues decreased 13.1%
- Food and beverage revenues decreased 17.3%
- Other revenues increased 14.8%

Strong quarter-end financial position

- No long-term debt

Land monetization and development of Canterbury Commons continues

- Recently announced agreement to sell roughly 14 acres of land for total consideration of approximately $3.5 million
- Three current development projects represent about $200 million of potential total development


CANTERBURY
CARD CLUB

1Q20 P&L

($ in thousands, ex. per share)	Two Months Ended		One Month Ended		Three Months Ended	
	Feb. 29, 2020	Feb. 28, 2019	Mar. 31, 2020	Mar. 31, 2019	Mar. 31, 2020	Mar. 31, 2019
Net revenue	$8,812	$7,337	$2,137	$4,254	$10,949	$11,591
Adjusted EBITDA(1)	1,762	451	(903)	265	859	716
Net income					$255	$57
Basic EPS					$0.05	$0.01
Diluted EPS					$0.05	$0.01

NOTE:
1) Definitions, disclosures and reconciliations of non-GAAP financial information are included later in the presentation.

2019 P&L

($ in thousands, ex. per share)	Twelve Months Ended	
	December 31, 2019	December 31, 2018
Net revenue	$59,227	$59,142
Adjusted EBITDA[1]	6,366	7,940
Net income[2]	$2,718	$5,718
Basic EPS[2]	$0.59	$1.28
Diluted EPS[2]	$0.59	$1.26

NOTES:
1) *Definitions, disclosures and reconciliations of non-GAAP financial information are included later in the presentation.*
2) *Net income for the three month and twelve-month periods ended December 31, 2018 include the benefit of a $2.2 million gain related to the transfer of land to the Doran Canterbury I joint venture that was accounted for as a reduction in operating expenses. The diluted earnings per share benefit from this gain for the three month and twelve-month periods ended December 31, 2018 was $0.35.*

Balance Sheet

($ in thousands)	March 31, 2020	December 31, 2019
Cash	$--	$355
Restricted cash	3,081	2,309
Other current assets	1,269	1,298
Current assets	4,350	3,962
TIF receivable	9,857	9,709
Total assets	$65,098	$65,413
Long-term debt	-	-
Total liabilities	$15,204	$15,997
Stockholders equity	49,894	49,4165
Total liabilities and stockholders' equity	$65,098	$65,413

Q&A



Appendix



Definitions

EBITDA represents earnings before interest, income tax expense, and depreciation and amortization. EBITDA is not a measure of performance or liquidity calculated in accordance with generally accepted accounting principles in the United States of America ("GAAP"), and should not be considered an alternative to, or more meaningful than, net income as an indicator of our operating performance or cash flows from operating activities as a measure of liquidity. EBITDA is presented as a supplemental disclosure because it is a widely used measure of performance and a basis for valuation of companies in our industry. Moreover, other companies that provide EBITDA information may calculate EBITDA differently than we do.


$100
CARD CLUB




EBITDA Reconciliation

($ in thousands)	Three Months Ended		Twelve Months Ended	
	March 31, 2020	March 31, 2019	Dec. 31, 2019	Dec. 31, 2018
Net Income	$255	$57	$2,718	$5,718
Interest income, net	(164)	(63)	(327)	(62)
Income tax (benefit) expense	50	(16)	1,244	1,990
Depreciation	717	626	2,680	2,564
EBITDA	859	602	6,315	10,211
Gain on insurance recoveries	-	-	(199)	(21)
Gain of sale of assets	-	-	(12)	(130)
Loss on disposal of assets	-	113	262	121
Gain on transfer of land	-	-	-	(2,241)
Adjusted EBITDA	$859	$716	$6,366	$7,940